Supplement Dated December 1, 1999*
                   to the Prospectus dated November 23, 1999
     of Wells Fargo AdvantageSM Credit Variable Annuity 44224-11 A (11/99)

The following sentence replaces the first sentence in the "Charges" section of the prospectus under the "Enhanced Death Benefit Rider fee" heading:

         We charge a fee for this optional feature only if you choose this option.

The following sentence replaces the first sentence in the "Charges" section of the prospectus under the "Guaranteed Minimum Income Benefit Rider fee" heading:

         We charge a fee for this optional feature based on the Guaranteed Income Benefit Base only if you choose this option.











44224-11 A (12/99)
*Valid until next update.